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Exhibit 24

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints David A. Voight as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities to execute in the name of each such person who is then an officer or director of First Citizens the registration statement in connection with First Citizens Banc Corp's merger with FNB Financial Corporation and any and all amendments (including post-effective amendments) to the registration statement, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         This power of attorney has been signed in counterpart and dated this 16th day of July, 2004 by the following persons in the capacities indicated below.



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David A. Voight                              John L. Bacon
Chairman of the Board, President and         Director
Director



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---------------------------------            ---------------------------------
W. Patrick Murray                            Richard B. Fuller
Director                                     Director

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Allen R. Nickles, CPA, CFE                   George L. Mylander
Director                                     Director

                                             ---------------------------------
                                             Robert L. Ransom
                                             Director


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